EXHIBIT 32.1
                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Sancon Resources Recovery, Inc., a Nevada corporation (the "Company"), do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

         (1) the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 Sancon Resources Recovery, Inc.


Date:   November 14, 2008
                                                               By: /s/ Jack Chen
                                                --------------------------------
                                                                       Jack Chen
                                                         Chief Executive Officer

Date:   November 14, 2008
                                                                 By: /S/ Gary Li
                                                      --------------------------
                                                                         Gary Li
                                                         Chief Financial Officer